Exhibit 24.2

                        TAMPA ELECTRIC COMPANY

             Transcript from Records of Board of Directors

                           January 20, 1999

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          RESOLVED,  that  the  preparation  and  filing with the
     Securities  and  Exchange  Commission of an Annual Report on
     Form  10-K  pursuant to the Securities Exchange Act of 1934, as  amended,  including any required exhibits and amendments thereto and containing the information required by such form and  any  additional  information  as  the  officers  of the
     Company,   with  the  advice  of  counsel,  deem  necessary,
     advisable or appropriate (the 10-K ), are hereby authorized a n d approved; that the Chief Executive Officer, the President and any Vice President of the Company be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Company to execute the 10-K and cause it to be filed with the Securities and Exchange
     Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute the 10-K through or by G. L. Gillette, D. E. Schwartz or D. R. Pokross, Jr., or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Company's general counsel.

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      I,  D.  E.  Schwartz,  hereby  certify  that  I am Secretary of Tampa

Electric Company,  a  Florida  corporation (the "Company"), and set forth above is a true and correct  copy  of  a certain resolution from the minutes of the meeting of the Board of  Directors of the Company convened and held on January

20, 1999, at which meeting a quorum for the transaction of business was present and acting throughout.

      I  further  certify  that the resolution set forth above has not been altered, amended or rescinded and that the same is now in full force and effect.

      EXECUTED this 29 day of March, 1999.



                                         /s/ D. E. Schwartz
                                                    Secretary
                                          TAMPA ELECTRIC COMPANY


Corporate Seal